                                                                    EXHIBIT 10.1

        THIS LEASE, made and entered into as of the Date of Lease, by and between NORTH VALLEY TECH LLC, a Delaware limited liability company, hereinafter referred to as "Landlord", and WEBEX COMMUNICATIONS, INC., a Delaware corporation, hereinafter referred to as "Tenant".

                                   WITNESSETH:

        In consideration of the covenants and agreements hereinafter set forth to be performed by the parties hereto, it is agreed by and between Landlord and Tenant as follows:

        1. DEFINITIONS AND BASIC TERMS. The following terms, whenever set forth in initial capitals in this Lease, shall have the meanings set forth hereinbelow, except as otherwise expressly provided therein, or unless the context otherwise requires:

        (a)     Date of Lease:                   The date on which Landlord
                                                 executes the Lease, as set
                                                 forth on the signature page
                                                 hereof.

        (b)     Landlord's Mailing Address:      551 Fifth Avenue, Suite 1416
                                                 New York, NY  10136
                                                 Phone:  (212) 905-1100
                                                 Fax:  (212) 905-1102

        (c)     Tenant's Mailing Address:        Webex Communication, Inc.
                                                 100 Rose Orchard Way
                                                 San Jose, CA  95134
                                                 Phone:  (408) 435-7000
                                                 Fax:  (408) 435-7004

        (d)     Building:                        North Valley Tech Center
                                                 500 E. 84th Avenue
                                                 Thornton, Colorado  80229

        (e)     Premises:                        SUITE NUMBER C-10 located on
                                                 the first (1st) floor of the
                                                 Building, containing
                                                 approximately 12,639 RENTABLE
                                                 SQUARE FEET ("RSF") (which area
                                                 includes a proportionate share
                                                 of the Common Areas and
                                                 Facilities), as hatched or
                                                 outlined on the floor plan
                                                 attached hereto and made a part
                                                 hereof as Exhibit A.

        (f)     Initial Term:                    The period commencing on Date
                                                 of Lease and terminating on the
                                                 last day of the calendar month
                                                 in which the seventh (7th)
                                                 anniversary of the Rent
                                                 Commencement Date occurs.

        (g)     Term:                            The Initial Term and any
                                                 extensions thereof thereafter
                                                 in effect.

        (h)     Commencement Date:               Date of Lease.

        (i)     Rent Commencement Date:          The date that is the earlier
                                                 of: (i) date that Tenant first
                                                 occupies the Premises for the
                                                 conduct of the Permitted Use
                                                 (rather than for construction
                                                 of Tenant Improvements), or
                                                 (ii) ninety (90) days after the
                                                 Commencement Date.


        (j)     Termination Date:                The last day of the calendar
                                                 month in which the 7th
                                                 anniversary of the Rent
                                                 Commencement Date occurs.

        (k)     Base Rent:                       The amounts, for the periods,
                                                 set forth below, payable in
                                                 monthly installments in
                                                 advance:


                                                  Period      Annual       Monthly    Rate Per
                                                 (Years)     Base Rent   Installment     RSF.
                                                 -------     ---------   -----------  --------
                                               commencing
                                                  with
                                                Rent Date
                                                   1 - 2    $221,182.50  $18,431.88*     $17.50

                                                     3       224,342.25    18,695.19      17.75

                                                    4-7      227,502.00    18,958.50      18.00

                                                 * In addition to the Security
                                                 Deposit (as defined below),
                                                 Tenant shall pay an amount
                                                 equal to six (6) months Base
                                                 Rent (totaling One Hundred Ten
                                                 Thousand Five Hundred Ninety
                                                 One and 25/100 Dollars
                                                 ($110,591.25)) in advance on
                                                 Date of Lease (the "Prepaid
                                                 Rent"). The Prepaid Rent shall
                                                 be applied to the first year's
                                                 Base Rent and shall reduce the
                                                 remaining monthly Base Rent
                                                 payable by Tenant to Landlord
                                                 for the first year by one-half,
                                                 making the monthly obligation
                                                 for Base Rent in the first
                                                 twelve (12) months equal to
                                                 Nine Thousand Two Hundred
                                                 Fifteen and 94/100ths Dollars
                                                 ($9,215.94).

        (l)     Rent:                            The Base Rent or Adjusted Base
                                                 Rent, as the case may be, and
                                                 all other charges or sums
                                                 payable hereunder.

        (m)     Security Deposit:                One Hundred Ten Thousand Five
                                                 Hundred Ninety One and 25/100
                                                 Dollars ($110,591.25).

        (n)     Tenant's Share:                  The percentage which the RSF of
                                                 the Premises is of the total
                                                 RSF of the Building as of the
                                                 end of the calendar year, which
                                                 as of the end of the first
                                                 calendar year is agreed to be
                                                 2.64%. Adjustments to the RSF
                                                 of the Premises or the Building
                                                 will result in a proportionate
                                                 adjustment to the Percentage of
                                                 Tenant's Share.

        (o)     Permitted Use:                   General office purposes;
                                                 provided that the Premises
                                                 shall not be used as a "call
                                                 center" providing high-volume
                                                 inbound toll-free customer
                                                 service and technical support
                                                 services on behalf of third
                                                 party customers, or entities
                                                 unrelated to such third party
                                                 customers, or entities
                                                 requesting such services, or
                                                 (unless Tenant utilizes fewer
                                                 than 199 telephone workstations
                                                 in the Premises) providing for
                                                 third party customers or
                                                 entities, telephonic outbound
                                                 operations relating primarily
                                                 to database development,
                                                 marketing research, third party
                                                 telecommunications carrier call
                                                 verification services, or the
                                                 sale of telecommunications
                                                 services and software products,
                                                 services and support.

        (p)     Base Year:                       The calendar year commencing
                                                 January 1, 2001, and ending
                                                 December 31, 2001.

        (q)     Comparison Year:                 The first full calendar year
                                                 following the Base Year and
                                                 each subsequent full calendar
                                                 year of the Term.

        (r)     Operating Expenses:              All expenses incurred during
                                                 the Base Year or the Comparison
                                                 Year, in the operation,
                                                 improvement, repair,
                                                 replacement and maintenance of
                                                 the Building including, without
                                                 limitation, (i) the cost of
                                                 utilities, heat,
                                                 air-conditioning, insurance,
                                                 labor, cleaning materials and
                                                 supplies, and security, if any;
                                                 (ii) expenses for management,
                                                 maintenance of elevators and
                                                 mechanical systems, rubbish
                                                 removal, window washing and
                                                 other services, and roof
                                                 repairs; (iii) the operation,
                                                 improvement, repair,
                                                 replacement and maintenance of
                                                 the Building Common Areas and
                                                 Facilities including all
                                                 surfaces, floor and wall
                                                 coverings, decorative items,
                                                 and window coverings, lighting
                                                 facilities and exteriors; and
                                                 (iv) the cost of any operation,
                                                 improvement, repair,
                                                 replacement or maintenance
                                                 which does not materially add
                                                 to the value of the Building
                                                 nor appreciably prolongs its
                                                 life, but merely keeps the
                                                 Building in ordinarily
                                                 efficient operating condition,
                                                 except that if such
                                                 improvement, repair or
                                                 replacement results in a
                                                 substantial cost, labor or
                                                 energy saving, such cost shall
                                                 be deemed an Operating Expense.
                                                 To the extent Landlord elects
                                                 to do so, said costs may be
                                                 amortized over a reasonable
                                                 number of years, with an
                                                 appropriate finance charge, all
                                                 of which shall be considered an
                                                 Operating Expense.

        (s)     Taxes:                           Taxes and assessments, special
                                                 or otherwise, (including all
                                                 expenses incurred in connection
                                                 with disputing the amounts
                                                 thereof) and sewer charges, if
                                                 any, levied or assessed upon or
                                                 with respect to the Building
                                                 and the land upon which it is
                                                 located, or upon or against the
                                                 rent payable hereunder for the
                                                 privilege of leasing real
                                                 property.

        (t)     Common Areas and Facilities:     The common areas and facilities
                                                 of the Building including, but
                                                 not limited to, lobbies,
                                                 vestibules, stairways,
                                                 corridors, passenger and
                                                 freight elevators, truck docks,
                                                 parking areas, drives, aisles,
                                                 landscaped areas, planters, and
                                                 access roads.

        (u)     [Intentionally omitted]

        (v)     Broker:                          Landlord:CB Richard Ellis, Inc.
                                                 Tenant:  Colliers, Bennett,
                                                          and Kahnweiler

        (w)     Guarantor:                       None.

        2.      PREMISES; TERM.

                (a) Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the Premises, for the Term and upon the conditions, covenants, and agreements hereinafter set forth.

                (b) Subject to paragraph 17 hereof Tenant shall have a nonexclusive right to use the Common Areas and Facilities of the Building which lead to and from the Premises and common restrooms shared with other tenants in the Building. Nothing herein contained shall be construed as a demise to Tenant of the roof, exterior walls of the Building, space outside the Premises, air rights above or outside of the Premises, or of the Common Areas and Facilities.

        3. POSSESSION. Landlord shall not be subject to liability for failure to deliver possession on the Commencement Date, and such failure shall not affect the validity of this Lease nor the obligations of Tenant hereunder nor extend the Term hereof. However, unless timely possession of the Premises to Tenant is rendered impossible due to delays occasioned by Tenant, Rent shall not accrue until possession of the Premises is tendered to Tenant. Landlord and Tenant acknowledge that a portion of Landlord's Work, consisting of the reinforcing of the existing floor infill area to achieve a live loading capacity of 120 pounds per square foot, will be performed contemporaneously with the performance of Tenant's Work in the Premises. Tenant shall forward to Landlord for approval, which approval shall not be unreasonably withheld, a floor plan that clearly shows those portions of the floor in the Premises where Tenant desires that the live floor loading capacity be increased to 120 pounds per square foot as aforesaid. Landlord will act upon Tenant's submission within five
(5) days of Landlord's receipt thereof (the "Floor Plan Receipt Date"). If Landlord is unable to complete the Landlord Floor Work (as said term is defined in Exhibit C hereto) within one hundred twenty (120) days after the Floor Plan Receipt Date, subject to extension on a day for day basis for periods of delay caused by Tenant, Tenant, as Tenant's sole remedy, and at Tenant's option, may cancel the Lease and each party hereto shall have no further obligation to the other; provided, however, that in such event Landlord shall promptly return to Tenant the full amount of any Prepaid Rent and Security Deposit that has previously been paid by Tenant.

        4. RENT. Tenant shall pay Landlord the Rent, without deduction or offset, in advance, on the first day of each calendar month during the Term commencing on the Rent Commencement Date, at Landlord's Mailing Address, or at such other place as Landlord may from time to time designate in writing. The Prepaid Rent shall be paid upon execution hereof. The installment of Rent payable for any partial calendar month shall be pro-rated. Checks delivered in payment of Rent shall not constitute payment until paid by the drawee. The covenant to pay Rent hereunder is independent of any other covenant contained in this Lease.

        5.      RENT ESCALATION.

                (a) There shall be added to the Base Rent for each Comparison Year, Tenant's Share of the net aggregate increase, if any, in the amount of Operating Expenses and Taxes for the Comparison Year over those for the Base Year. The Base Rent as so increased is herein referred to as the "Adjusted Base Rent". The Adjusted Base Rent for any Comparison Year shall serve as the basis for an estimate of Adjusted Base Rent due for the next Comparison Year until the computation for that Comparison Year has been made. The difference between the actual increase in Operating Expenses and Taxes for any Comparison Year and the estimated Adjusted Base Rent for such Comparison Year shall be promptly paid by Tenant upon Tenant's receipt of a statement of such adjustment. After the Adjusted Base Rent has been established, it shall retroactively become payable from the beginning of the calendar year. The remaining monthly Rent installments shall be adjusted accordingly. Amounts due for any partial year of the Term in accordance with the foregoing shall be prorated on a calendar year basis.

                With respect to Taxes, the statement of adjustment shall reflect, as of the date prepared, Taxes incurred for the Base Year and for the Comparison Year, whether the same shall be definitive or subject to subsequent revision. Should Taxes for the Base Year or any Comparison Year be subsequently reduced or increased, Landlord shall recompute the Taxes using the amount of the Taxes for the Base Year as so reduced or increased for all Comparison Years prior to the Comparison Year in which the reduction or increase is granted. All changes to Adjusted Base

        Rent due from Tenant by reason thereof shall be payable within thirty
        (30) days after Tenant's receipt of the statement therefor.

                (b) Landlord shall, during Landlord's regular business hours, make available to Tenant records, in reasonable detail, of Operating Expenses and Taxes for the period covered by such statement or statements, for a period of sixty (60) days after the mailing of such statements to Tenant. If Tenant shall not dispute any item in any such statement within thirty (30) days following Tenant's receipt of such statement, Tenant shall be deemed to have waived any objection thereto.

        6.      SECURITY DEPOSIT.

                (a) Tenant has deposited with Landlord the Security Deposit, the receipt of which (if by check subject to collection) is hereby acknowledged. The Security Deposit shall be held by Landlord, in an interest bearing account, as security for full performance due of Tenant under this Lease. Upon expiration of the Term and written request therefor, the Security Deposit shall be returned to Tenant with interest, unless Landlord has reasonable cause to withhold all or a portion thereof.

                (b) If any Rent shall be overdue and unpaid, or should Landlord have made payments on behalf of Tenant, or should Tenant fail to perform any of the covenants or agreements of this Lease, then Landlord may, without prejudice to any other remedy which Landlord may have, apply all or a portion of the Security Deposit toward the payment of Rent, or toward any loss, damage or expense sustained by Landlord resulting therefrom. In such event Tenant shall forthwith restore the Security Deposit to the original sum.

                (c) In the event bankruptcy, insolvency, reorganization or other creditor-debtor proceedings shall be instituted by or against Tenant, its successors or assigns, or any guarantor of Tenant hereunder, the Security Deposit shall be deemed to be applied first to the payment of Rent due to Landlord for all periods prior to the institution of such proceedings. The balance of the Security Deposit, if any, may be retained by Landlord in partial liquidation of Landlord's damages.

                (d) In the event that Landlord's interest in the Premises is sold, transferred or assigned, the party acquiring the Premises shall assume Landlord's rights and obligations under this Lease and Landlord shall deliver the Security Deposit to the acquirer of such interest. Thereupon, Landlord shall be discharged and released from all further liability with respect to the Security Deposit and Tenant agrees to look solely to the new landlord for the return of the Security Deposit. This provision shall also apply to any subsequent transferees. No holder of a mortgage or deed of trust or lessor under a ground or underlying lease to which this Lease is or may be superior or subordinate shall be held responsible in connection with the Security Deposit, unless it has received the Security Deposit.

        7. PERSONAL PROPERTY AND BUSINESS TAXES. Tenant shall pay, prior to delinquency, all taxes assessed against or levied upon fixtures and all property of Tenant located in the Premises. When possible, Tenant shall cause said fixtures and property to be assessed and billed separately from the real property of which the Premises form a part. In the event any or all of Tenant's fixtures and property shall be assessed and taxed against Landlord, Tenant shall pay said taxes within ten (10) days after receipt of a written statement setting forth the amount of taxes applicable to Tenant's fixtures and property. Tenant shall pay, prior to delinquency, all license fees and taxes imposed upon the business of Tenant.

        8. USE. Absent the prior written consent of Landlord, Tenant shall not use the Premises other than for the Permitted Use. Tenant shall not use the Premises in violation of any law or of the certificate of occupancy issued for the Building. Within five (5) days' of receipt of a written notice from Landlord, Tenant shall discontinue any use of the Premises which is declared unlawful or which imposes any duty upon Landlord. Tenant shall not permit anything to be done which will invalidate or increase the cost of insurance covering the Building or property located therein. Tenant shall, upon demand, reimburse Landlord for any additional premium charged by reason of Tenant's failure to comply with the provisions hereof.

        9. ALTERATIONS AND IMPROVEMENTS. Except as described on Exhibit C, attached hereto and made a part hereof, Landlord shall not be required to alter or improve the Premises or the Building. Tenant accepts the Premises in an "as is" condition and agrees to perform alterations or improvements to the Premises in accordance with plans and specifications prepared by a certified architect, all at Tenant's sole cost and expense, subject to Landlord's prior approval which shall not be unreasonably withheld, and in accordance with all applicable laws, ordinances, rules and regulations. Prior to commencing any alteration or improvement to the Premises, Tenant shall forward to Landlord three (3) sets of blueprints and one (1) set of sepias of Tenant's proposed work. Landlord may in its sole discretion impose requirements as to the manner of performance of any work by or for Tenant in the Premises. All work shall be performed in a good and workmanlike manner using quality material and shall be promptly completed, lien-free, by a contractor who is insured, bonded and has been pre-approved by Landlord. Prior to the commencement of such work, Tenant agrees to deliver to Landlord a Certificate of Worker's Compensation insurance in statutory limits from each contractor and subcontractor as well as evidence of automobile insurance, including "non-owned" automobiles, covering personal injury, bodily injury and property damage, including death resulting therefrom, in the combined single limit amount of $1,000,000.00 and comprehensive general liability in the combined single limit amount of $1,000,000.00, with Landlord listed as an additional named insured.

        Landlord shall reimburse Tenant for the cost of renovation or construction work performed by Tenant (excluding all consultation and design fees), in the amount and manner hereinafter provided. The amount of such reimbursement being hereinafter referred to as "Tenant's Allowance". It is understood and agreed that Tenant's Allowance shall cover on the cost of the construction to be completed by Tenant, hereinafter referred to as "Tenant's Work", as delineated in the plans and specifications approved by Landlord.

        Tenant's Allowance shall not exceed a total amount of Two Hundred Fifty Two Thousand Seven Hundred Eighty and 00/100 Dollars ($252,780.00), or the actual cost of construction of Tenant's Work as evidenced by the lowest competitive bid therefore, whichever is less.

        Landlord shall pay Tenant's Allowance to Tenant within thirty (30) days of completion of Tenant's Work and satisfaction of the following conditions:

        (a) That Tenant is not in default under any of the conditions, covenants, or agreements of this Lease;

        (b) [Intentionally Omitted];

        (c) That Tenant's Work has been completed and that Tenant's architect has so certified to Landlord, subject, however, to Landlord's verification that Tenant's Work has been completed;

        (d) That Tenant has furnished to Landlord Tenant's affidavit that Tenant's Work has been completed to its satisfaction and in strict accordance with the above-referenced plans and specifications, which affidavit may be relied upon by Landlord; and

        (e) That Tenant has furnished to Landlord the affidavit of the general contractor performing Tenant's Work to the effect that Tenant's Work has been fully completed in accordance with the plans and specifications approved by Landlord and that all subcontractors, laborers and materials for Tenant's Work have been paid in full, and paid bills or paid invoices and such other evidence of same is forwarded to Landlord.

        Tenant agrees that it will provide a description of all work invoices and evidence of payment thereof, all in sufficient detail.

        Tenant shall provide Landlord with properly completed lien waivers executed by Tenant's general contractor, and as to labor and materials valued in excess of $5,000.00, every subcontractor and laborer participating in Tenant's work, and every material supplier delivering materials directly to the Premises. Tenant's failure to provide said lien waivers within thirty (30) days after the completion of renovation work in the Premises may be deemed a material default of this Lease. Tenant shall also submit a Certificate of Occupancy to Landlord upon demand therefor.

        10.     OWNERSHIP OF IMPROVEMENTS.

                (a) All alterations and improvements in the Premises made by either party (except to Tenant's personal property, furniture and furnishings, signs and trade fixtures) shall become the property of Landlord and shall be surrendered with the Premises as provided for herein.

                (b) Tenant shall not encumber or assign its trade fixtures or other property in the Premises without the prior written consent of Landlord. Any consent hereunder shall apply solely to the transaction thereby authorized. Any violation of the terms of this provision may be deemed a Default of this Lease.

        11.     REPAIRS.

                (a) Landlord's obligation to make repairs to the Premises shall pertain only to the structural portions of the floor, ceiling, and perimeter walls, unless the necessity for such repairs shall have been occasioned by Tenant or any permitted subtenant or licensee of Tenant, or their respective employees, agents, contractors or any person, firm or corporation acting on its behalf, in which event Tenant agrees to make such repairs at Tenant's sole cost and expense. Except in cases of an emergency, Landlord shall not be required to commence any repair until after receipt of written notice from Tenant. Tenant shall allow Landlord reasonable time in which to commence and complete such repairs. Landlord shall use reasonable efforts to make such repairs with a minimum of inconvenience, disruption, or loss of business to Tenant.

                (b) Except as provided in subparagraph (a) of this paragraph, Tenant agrees to keep and maintain the Premises, the fixtures and equipment therein and the appurtenances thereto in good repair and condition at Tenant's own cost and expense, and to make all necessary repairs and replacements thereto. Tenant shall keep and maintain the Premises in a first-class condition throughout the Term. Tenant shall replace all damaged glass with glass of equal quality. In the case of damage or destruction by insurable casualty or by eminent domain, the obligations of Landlord and Tenant shall be controlled as hereinafter provided.

                (c) Following initial construction of the Premises Tenant may, at its own cost, paint, paper or change floor coverings, or otherwise alter the Premises, provided that (i) the structural integrity or value of the Building shall not be adversely affected; (ii) the cost of such alteration does not exceed Five Dollars ($5.00) per square foot; and
        (iii) the sprinkler system, if any, is not thereby affected. In all other instances, Tenant shall secure prior written approval of Landlord. Tenant shall submit to Landlord plans and specifications for such proposed work, together with the name of the contractor and a statement of the estimated cost thereof. Prior to starting such work, Tenant agrees to deliver to Landlord a certificate of worker's compensation insurance in statutory limits from Tenant's contractor as well as evidence of insurance coverages to be maintained by Tenant hereunder. Such work shall be promptly completed in accordance with such approved plans and specifications, applicable laws and ordinances, and rules and requirements of Landlord's insurance carriers, subject to the terms of Tenant's indemnity set forth under paragraph 16 hereof and Tenant's obligation to insure such liability under paragraph 28 hereof.

                (d) The term "repairs" shall include repairs, replacements, renewals, alterations, additions, improvements and betterments.

                (e) If Tenant shall fail or refuse to make repairs as set forth above, or if Landlord is required to make any repairs because of any act or omission of Tenant (or Tenant's permitted subtenant, business invitee or licensee, or their respective employees, agents or contractors, or any person, firm or corporation acting on Tenant's behalf), Landlord shall have the right, but not the obligation, upon ten (10) days' notice (except in case of an emergency), to enter upon the Premises to make such repairs, and add the cost thereof to the next installment of Rent due.

        12. BUILDING SERVICES. Landlord shall furnish to the Premises, during normal business hours Monday through Friday (6:00 A.M. - 6:00 P.M. Monday
- Friday; 8:00 A.M. - 12:00 P.M. Saturday), excluding usual holidays (New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving, Christmas), reasonable amounts of air conditioning and heat, and shall furnish at all times elevator service, electric current for normal lighting and office machines, water for lavatory and drinking purposes, and janitorial and maintenance services. Tenant shall give Landlord at least twenty-four (24) hours written notice if Tenant requires air conditioning or heat on a Saturday, Sunday or holiday, and agrees to pay Landlord all charges associated therewith.

        Tenant shall comply with all rules and regulations which Landlord establishes for the protection of Building services. Landlord shall have free access to all mechanical installations of Landlord at all times. Where failure to furnish any of said utilities or services is caused by strikes, accidents, or conditions beyond the control of Landlord, Landlord's failure shall neither be deemed an eviction or disturbance of Tenant's use or possession of the Premises, nor shall such failure render Landlord liable to Tenant, or relieve Tenant of its Lease obligations.

        Tenant agrees not to use any apparatus or device which may increase the amount of such services usually furnished to the Premises without the prior written consent of Landlord. Landlord reserves the right to charge for such increased services.

        13. ELECTRICAL CURRENT. Electrical service is provided by Landlord on a submetering basis. Said electrical service shall provide a design load of up to 600 amps at 120/208 volts A/C, three phase to the Premises throughout the Term. Tenant shall pay monthly to Landlord, as additional rental, the actual cost of metered, monthly consumption of electrical service used in the Premises, calculated at the rate chargeable to Tenant by the local utility company.

        Landlord may change the method of furnishing electric current upon at least thirty (30) days notice. Thereafter Tenant shall, at Tenant's expense, make such alternative arrangements as may be approved by Landlord in writing. Base Rent may be adjusted to equitably reflect the inclusion or deletion of electric service hereunder.

        Tenant covenants and agrees that its use of electric current shall never exceed the capacity of existing feeders to the Premises, the Building, the risers or wiring installations. Tenant shall make no alteration to electrical service equipment in the Premises without obtaining the prior written consent of Landlord in each instance. Except with Landlord's prior written consent, Tenant may operate only reasonable quantities of standard household and office equipment at the Premises. In the event Tenant installs or operates any other or excessive electrical equipment without Landlord's prior written consent, Tenant shall pay to Landlord, as and for liquidated damages, a sum equal to the estimated additional cost to Landlord for the operation of such equipment. In the event Tenant requests electric current in excess of the existing electrical system capacity of the Building, and in the event Landlord consents to any such increase, all work to increase such current shall be done at Tenant's sole cost and expense, and the Base Rent shall be equitably adjusted to reflect the additional cost to Landlord. Tenant agrees to promptly execute an Amendment and Supplement to Lease to reflect any change in the Base Rent resulting from a change in the method or quantity of electric service used at the Premises.

        Landlord shall not be deemed guilty of an eviction or disturbance of Tenant's use and possession of the Premises nor shall Landlord be liable for the failure of any supply in the electric current unless caused by Landlord's sole gross negligence.

        14. ACCESS. Landlord and its agents shall have the right to enter the Premises at all reasonable times for the purpose of inspecting the Premises, showing the Premises to prospective mortgagees or purchasers of the Building, and making alterations, repairs, improvements or additions to the Premises or to the Building for any purpose relating to the safety, protection or preservation of the Premises, the Building or Landlord's interest. During the six (6) months prior to the end of the Term, Landlord may show the Premises to prospective tenants. If Tenant's representative shall not be present when such an entry by Landlord is necessary or permitted hereunder, Landlord may enter by means of a master key or may, after reasonable attempts to notify Tenant, enter forcibly without liability to Tenant, except for any failure to exercise due care for Tenant's property. Landlord shall neither be deemed guilty of an eviction or disturbance of Tenant's use and possession of the Premises nor shall Landlord be liable to Tenant in any manner on account of any entry permitted hereunder.

        15. INABILITY TO PERFORM. This Lease and the obligations of Tenant hereunder shall not be affected because Landlord is unable to fulfill any of its obligations hereunder or is delayed in doing so, if such inability or delay is caused by reason of any cause beyond the control of Landlord.

        16. INDEMNIFICATION. Tenant shall defend, indemnify and hold Landlord harmless from any loss, cost, damage, expense (including reasonable attorney fees) and liability of any nature arising out of the use or occupancy of the Premises by Tenant, its agents and employees in or on the Premises, and the approaches thereto, or arising or alleged to have arisen out of the acts or omissions of Tenant's officers, agents, employees or invitees. Tenant, upon notice from Landlord, shall defend the same, at Tenant's expense, by counsel reasonably satisfactory to Landlord. Tenant hereby assumes all risk of damage to property or injury to persons, in, upon or about the Premises from any cause other than Landlord's gross negligence or that of Landlord's agents or employees.

        Tenant releases Landlord from all liability for any damage to property entrusted to employees of the Building, and for injury to persons or for loss of or damage to any property by theft or otherwise, unless caused by or due to the gross negligence of Landlord, its agents, or employees. Neither Landlord nor its agents shall be liable for interference with light or other intangible rights, nor for any latent defect in the Premises or in the Building of which Landlord does not have actual knowledge. The foregoing sentence shall not detract from Landlord's repair obligations under paragraph 11(a) hereof.

        17. RIGHTS OF LANDLORD. Landlord reserves the following rights: (a) to change the name of the Building without notice or liability to Tenant; (b) to designate all sources furnishing sign painting or lettering and toilet supplies used on the Premises; (c) if Tenant vacates the Premises at any time during the last ninety (90) days of the Term, to decorate, remodel, repair, alter or otherwise prepare the Premises for reoccupancy; (d) constantly to have pass keys to the Premises; (e) to grant to anyone the exclusive right to conduct any particular business in the Building; and (f) at any time, at Landlord's expense, to decorate or make repairs, alterations, additions or improvements, in or to the Building or any part thereof, including the Premises, including specifically the right to alter, improve or rebuild the lobby of the Building. Except where resulting from the gross negligence of Landlord, Landlord shall not be liable to Tenant for any expense, injury, loss or damage resulting from any work so done in or about the Premises or the Building.

        In connection with making repairs, alterations or additions hereunder, Landlord shall have right to post necessary notices on the Premises, and shall have right of access through the Premises, as well as the right to take materials that may be required to perform the foregoing into and through the Premises, as well as the right in the course of such work to close entrances, doors, corridors, elevators, or other Building facilities or temporarily to abate the operations of such facilities, without being deemed or held guilty of an eviction of Tenant and without liability to Tenant. Rent shall not abate while the foregoing is being performed and Tenant shall not be entitled to maintain any offset or counterclaim for damages of any kind against Landlord by reason thereof, unless caused by or due to the gross negligence of Landlord, its agents, employees or assigns, all such claims being hereby expressly released by the Tenant. All such work shall be done in such manner as to cause Tenant the least inconvenience practicable

        18. ASSIGNMENT AND SUBLETTING. Tenant shall not, without the prior written consent of Landlord assign, convey, mortgage or sublet this Lease or any interest herein, or allow any transfer hereof. Any assignment, conveyance, mortgage or sublease shall be subject to terms and conditions acceptable to Landlord, and shall not be unreasonably withheld provided that: (i) at the time of any such proposed subletting or assignment, Tenant shall not be in default under any of the conditions, covenants, or agreements of this Lease; (ii) the sublessee or assignee is not, and has not been within the six (6) months preceding Tenant's request for Landlord's consent, an occupant or related to an occupant of the Building and intends only to occupy the Premises and its appurtenances and conduct its business therein in accordance with the Permitted Use and otherwise for the purposes permitted by the terms of this Lease; (iii) the credit, financial responsibility, character, and business or professional standing of the proposed tenant is satisfactory to Landlord; and (iv) the nature of the proposed occupancy is not inconsistent with Landlord's commitments to other occupants of the Building.

        19. DAMAGE OR DESTRUCTION. If the Premises or the Building are damaged by fire or other casualty insured under policies of insurance carried by Landlord, the damage to the Building shall be repaired by and at the expense of Landlord and the damage to the Premises shall be repaired by and at the expense of Landlord and Tenant to the extent of their respective obligations to maintain and repair the Premises pursuant to paragraph 11 hereof, provided such repairs can, in Landlord's opinion, be made within fifteen (15) days after the occurrence of such damage without the payment of overtime or other premiums. There shall be no abatement of Rent by reason of any portion of the Premises being unusable for a period of fifteen (15) days or less. If the damage is due to the fault or neglect of Tenant or its employees, agents, or contractors there shall be no abatement of Rent.

        If repairs cannot, in Landlord's opinion, be made within fifteen (15) days, after the occurrence of such damage, Landlord may, following ten (10) days notice, afford a reasonable time within which they are to be made. In such event the Rent shall be prorated for the period within which the Premises are untenantable.

        A total destruction of the Building in which the Premises are located shall automatically terminate this Lease.

        20. EMINENT DOMAIN. If the Premises, or so much thereof as to render the balance unusable for the Permitted Use, shall be taken under power of eminent domain, this Lease shall automatically terminate as of the later of the date of such condemnation, or the date possession is taken by the condemning authority, or as otherwise herein provided. Tenant hereby assigns to Landlord any award which may be made in such taking or condemnation. In the event of a partial taking which does not result in a termination of this Lease, Base Rent shall be proportionately adjusted. Landlord may without any obligation or liability to Tenant stipulate with any condemning authority for a judgment of condemnation, and the date of taking under this clause shall then be deemed the date agreed to under the terms of said stipulation.

        21. TENANT'S DEFAULT. The occurrence of any of the following shall constitute an event of Default:

                (a) The vacation, abandonment or desertion of the Premises by Tenant.

                (b) A failure by Tenant to have made any payment hereunder for seven (7) days after the date such payment was due.

                (c) A failure by Tenant to observe or perform any provision of this Lease for fifteen (15) days after written notice thereof from Landlord; provided that if such Default cannot reasonably be cured within such period, and Tenant promptly commences to cure such Default and thereafter diligently prosecutes the same to completion, Tenant shall not be deemed in Default.

                (d) The making by Tenant of any general assignment for the benefit of creditors, or the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease.

        If an event of Default shall occur, Landlord may, at any time:

                    (i) re-enter the Premises and take possession thereof and of all property of Tenant therein and remove Tenant and all other parties from the Premises without terminating this Lease, and at any time relet the Premises, or any part thereof, upon such conditions and at such rental as Landlord deems proper; provided such rental is not less than rates commercially reasonable in the marketplace for comparable properties. In such event Landlord may receive and collect the rent from such reletting and apply it against any amounts due from Tenant hereunder, (plus expenses Landlord incurs in recovering possession of the Premises, placing the same in good condition, preparing the same for reletting, and all other related expenses, commissions and charges). Rent or other charges collected from a tenant to whom the Premises have been relet shall be applied to reduce any indebtedness due hereunder. Landlord shall not be deemed to have terminated this Lease or the liability of Tenant for the total liability hereunder by re-entry or any other act unless Landlord shall have specifically notified Tenant of Landlord's election to terminate this Lease.

                    (ii) give written notice to Tenant of Landlord's election to terminate this Lease. In the such event Landlord may recover from Tenant all damages related to Tenant's Default, including reasonable attorneys' fees; and

                    (iii) pursue any and all other rights and remedies that
                Landlord may have from time to time and at any time, at law or in equity or otherwise.

        In the event of Default, all of Tenant's trade fixtures, improvements and other personal property shall be left on the Premises and Landlord shall have the right to or remove, or store same, at the risk and expense of Tenant, until all Defaults are cured. If Tenant shall fail to cure all Defaults and remove said property within ten (10) days of Landlord's request, said property shall be deemed abandoned by Tenant. In no event shall Landlord be responsible for the preservation or safekeeping of Tenant's property.

        If Tenant shall Default in the payment of Rent and such Default continues for two (2) consecutive months, or for a total of four (4) months in any twenty-four (24) month period, or if Tenant shall Default in the performance of any other covenant of this Lease more than three (3) times in any twenty-four
(24) month period then, notwithstanding that such Default shall have been cured, any further similar Default shall be deemed deliberate and Landlord may terminate this Lease without affording to Tenant an opportunity to cure such Default.

        21A.    LANDLORD'S DEFAULT. In the event that Landlord shall fail to observe or perform its obligations under this Lease for thirty (30) days after notice thereof by Tenant to Landlord, its mortgagees and any ground or underlying lessors of whom Tenant is given notice (provided that if such failure cannot reasonably be cured within such 30-day period, such 30-day period shall be deemed extended for such longer period as is reasonably necessary to cure such failure provided that Landlord promptly commences to cure such failure and thereafter diligently prosecutes the same to completion) and such failure (i) has a material adverse effect on Tenant's Permitted Use as customarily conducted, or (ii) precludes Tenant's normal business operations in the Premises, or (iii) renders the Premises untenantable, then Tenant may seek to recover damages from Landlord or other relief by appropriate legal proceedings.

        22. RULES AND REGULATIONS. Tenant shall comply with the Rules and Regulations attached hereto and made a part hereof as Exhibit B, and such other rules and regulations as Landlord may adopt from time to time. Landlord shall not be liable to Tenant for the breach of any lease by any other tenant in the Building.

        23. REQUIREMENTS OF LAW. Tenant shall, at its sole cost and expense, promptly comply with all laws, orders, regulations and requirements of all public authorities and any fire underwriters insurance rating agency or similar organization which may impose any violation, order or duty upon Landlord or Tenant with respect to the Premises, or with respect to the Building if arising out of Tenant's use of the Premises. Tenant shall pay all costs, expenses, fines, penalties or damages which may be imposed upon Landlord by reason of Tenant's failure to comply with the provisions of this paragraph.

        24. SURRENDER OF PREMISES. At the termination of this Lease Tenant shall surrender the Premises (and all keys thereto) to Landlord in good condition, reasonable wear and tear excepted. Tenant shall remove its trade fixtures, personal property and signs, provided such removal will not damage the Premises. If Tenant shall fail to remove said trade fixtures, personal property and signs within five (5) days after termination, said property shall, at the option of Landlord, either be deemed abandoned, or Landlord shall have the right to remove and store said property, at Tenant's expense, without further notice to or demand upon Tenant. Tenant shall be responsible for any and all charges and expenses incurred by Landlord therefor. Tenant hereby indemnifies Landlord against all losses, costs, damages, liabilities and expenses resulting from Tenant's failure or delay in surrendering the Premises, including, without limitation, claims made by any succeeding tenant founded on such delay. Tenant's obligations under this paragraph shall survive the Term.

        25. QUIET ENJOYMENT. Tenant, upon paying the Rent and performing the other conditions, covenants, and agreements of this Lease, shall peaceably and quietly have, hold and enjoy the Premises during the Term, without any hindrance from Landlord or any person or persons claiming by, through or under Landlord, subject to the terms of this Lease, and to any mortgages, ground or underlying leases, agreements and encumbrances to which this Lease is or may be subordinated.

        26. LANDLORD'S LIEN. Landlord shall have a valid and subsisting lien for the payment of all Rent upon Tenant's signs, fixtures and personal property situated on the Premises. Such property shall not be removed therefrom without the written consent of Landlord until all arrearages then due to Landlord hereunder have been paid. Upon written request therefor, Tenant agrees to execute such documents as Landlord deems reasonably necessary to perfect the security interest granted hereby. In the event of Default by Tenant hereunder, Landlord may, in addition to any other remedies provided herein or by law, enter upon the Premises and take possession of signs, fixtures, furniture and other personal property of Tenant without liability for trespass or conversion, and sell the same with or without notice at public or private sale, at which Landlord or its assigns may purchase and apply the proceeds, less expenses connected therewith, as a credit against sums due by Tenant to Landlord. Any surplus shall be paid to Tenant, and Tenant agrees to pay any deficiency forthwith, upon demand. Landlord may foreclose said lien in the manner provided by law. The lien herein granted to Landlord shall be in addition to any landlord's lien that may at any time be provided by law.

        27. LIENS. Tenant shall do all things reasonably necessary to prevent the filing of any lien against the Building or the interest of the Landlord or any underlying lessor therein or the interest of any mortgagee or holder of any deed of trust covering the Building by reason of any services claimed to have been performed or materials claimed to have been supplied to Tenant, or anyone holding the Premises, or any part thereof, through or under Tenant. Tenant shall cause such lien to be vacated and canceled of record within thirty (30) days after the date of the filing thereof. If Tenant shall fail to timely vacate or release such lien Landlord may do so, and Tenant shall repay to Landlord all expenses, including reasonable attorneys' fees, incurred in connection therewith.

        28.     INSURANCE.

                (a) Liability Insurance Carried by Tenant. Tenant shall obtain and keep in force during the Term Commercial General Liability insurance protecting Tenant and Landlord (as an additional insured) against claims for bodily injury, personal injury and property damage based upon, involving or arising out of the use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be on an occurrence basis providing single limit coverage in an amount not less than $1,000,000 per occurrence with an "Additional Insured-Managers or Landlords of Premises" Endorsement and shall contain an amendment to the Pollution Exclusion to cover damage caused by heat, smoke or fumes from a hostile fire. The limits of said insurance shall not serve to limit the liability of Tenant or relieve Tenant of any obligation hereunder. All insurance to be carried by Tenant shall be primary and not contributory with any similar insurance carried by Landlord, whose insurance shall be considered excess insurance only.

                (b) Liability Insurance Carried by Landlord. Landlord shall maintain insurance covering the Building in limits and with coverage generally deemed acceptable within the real estate industry. Landlord's insurance coverage shall be excess over Tenant's coverage required hereunder and Tenant shall not be named as an additional insured therein.

                (c) Tenant's Property Insurance. Tenant shall maintain insurance coverage on all of Tenant's personal property, and Tenant alterations in the Premises. Such insurance shall be full replacement cost coverage with a deductible not to exceed $1,000 per occurrence. The proceeds from such insurance shall be used by Tenant for the replacement of personal property or the restoration of Tenant alterations. Tenant shall provide Landlord with written evidence that such insurance is in force.

                (d) Insurance Policies. Insurance required hereunder shall be with a company duly licensed to transact business in the state where the Premises are located, and maintaining during the policy term a "General Policyholders Rating" of at least A X (or such other rating as may be required by a lender having a lien on the Premises) as set forth in the most current issue of "Best's Insurance Guide." Tenant shall not permit anything which could invalidate the insurance policies referred to herein. Tenant shall deliver to Landlord certificates evidencing the existence and amounts of insurance required hereunder, listing the insureds and loss payable clauses required by this Lease. Such policy shall be cancelable or subject to modification only after thirty (30) days written notice to Landlord. At least thirty (30) days prior to the expiration of such policies, Tenant shall furnish Landlord evidence of renewals or "insurance binders" evidencing renewal thereof. In the event Tenant fails to do so, Landlord may order such insurance and charge the cost thereof to Tenant as Rent.

        29. WAIVER OF SUBROGATION. Without affecting any other rights or remedies, Tenant and Landlord each hereby release and relieve each other, and waive their right to recover damages against the other, for loss of or damage to the other party's property arising out of or incident to the perils required to be insured against under Paragraph 28. The effect of such release and waivers of the right to recover damages shall not be limited by the amount of insurance carried or required, or by any deductibles applicable thereto.

        30. WAIVER. No waiver by Landlord of any provision of this Lease or Landlord's consent to any act shall render unnecessary the obtaining of Landlord's consent to or waiver of any subsequent act of Tenant or provision of this Lease. No agreement to accept a surrender of the Premises shall be valid unless in writing and signed by two (2) officers of Landlord.

        31. UNAVOIDABLE DELAYS. If Landlord or Tenant (other than as to Tenant's obligation to pay Rent) shall fail to timely perform any of its obligations as a result of any labor disputes, inability to obtain labor or materials, acts of God, governmental restrictions, regulations or controls, enemy or hostile government action, civil commotion, fire or other casualty, or any other condition beyond the reasonable control of the party obligated to perform, then such failure shall not be deemed a breach of this Lease to the extent of and for the time occasioned by such event. Lack of funds and inability to procure financing shall not be deemed to be an event beyond the reasonable control of Tenant. As a condition precedent to either party claiming or relying upon an unavoidable delay, such party shall give ten (10) days written notice to the other party of such event.

        32. SUBORDINATION. This Lease is, unless Landlord shall otherwise elect, subject and subordinate to all covenants, restrictions, easements and encumbrances now or hereafter affecting the fee title to the Building and to all ground and underlying leases and mortgages or financings which may be placed against or affect the real property of which the Premises forms a part. The term "mortgages" as used herein shall include trust indentures and deeds of trust. No further instrument shall be necessary unless required by any such ground or underlying lessor or mortgagee. Should any ground or underlying lessor or mortgagee lease and/or mortgage the real property of which the Premises forms a part, or any part thereof, or should Landlord or any ground or underlying lessor or mortgagee for any other reason desire confirmation of such subordination, Tenant shall execute and deliver, without charge, all documents (in form acceptable to such ground or underlying lessor or mortgagee) subordinating this Lease and Tenant's rights hereunder within ten (10) days of Landlord's written request therefor.

        33. NOTICE TO MORTGAGEE. Tenant shall not exercise any right to terminate this Lease by reason of constructive or actual eviction, or in the event of any act or omission by Landlord which would give Tenant the right to terminate this Lease, until (i) Tenant shall have given written notice of such act or omission to the holder of any first mortgage to which this Lease is subject and subordinate (provided the name and address of such holder shall previously have been furnished to Tenant) and (ii) a reasonable period of time for remedying such act or omission shall have elapsed following the giving of such notice, during which Landlord and/or the holder of such mortgage, or their agents or employees, shall be entitled to enter the Premises and remedy such act or omission. During the period between the giving of such notice and the remedying of such act or omission, Rent shall be abated and apportioned to the extent that any part of the Premises shall be untenantable.

        34. ATTORNMENT. In the event of a sale, transfer, or assignment of Landlord's interest in the Building or any part thereof, or in the event of any proceedings brought for the foreclosure of, or in the event of the exercise of any power of sale under any mortgage covering the Building or any part thereof, or in the event of a cancellation or termination of any ground or underlying lease covering the Building or any part thereof, Tenant will attorn to and recognize such transferee, purchaser, ground or underlying lessor or mortgagee as Landlord on the terms of this Lease.

        35.     ESTOPPEL CERTIFICATE.

                (a) Tenant shall, upon not less than ten (10) days' written notice from Landlord, execute, acknowledge and deliver to Landlord a statement (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the dates to which Rent has been paid, and (ii) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder, or specifying such defaults, if any.

                (b) Tenant's failure to deliver such statement within ten (10) days' of written notice from Landlord shall be conclusive upon Tenant
        (i) that this Lease is in full force and effect, without modification except as may be represented by Landlord, (ii) that there are no uncured defaults in Landlord's performance, and (iii) that not more than one month's rental has been paid in advance.

        36. INTEREST ON PAST DUE OBLIGATIONS. If Tenant shall fail to pay any Rent after the same becomes due and payable, including bank drafts returned unpaid, such unpaid amounts shall bear interest from the due date thereof to the date of receipt of payment at the lesser of eighteen percent (18%) per annum, or such other rate as is the highest legal rate of interest chargeable in the state where the Building is located.

        37. TRANSFER OF LANDLORD'S INTEREST. In the event of any transfer of Landlord's interest in the Premises or in the real property of which the Premises is a part, the transferor shall be automatically relieved of any and all obligations and liabilities on the part of Landlord accruing from and after the date of such transfer. In the event Landlord elects to cease operation of the Building for any reason, Landlord shall provide Tenant with at least ninety
(90) days prior written notice. In the event of such election, Landlord may terminate this Lease at anytime after said notice period has expired, provided Landlord ceases to operate the Building for at least six (6) months.

        38. HOLDING OVER. If Tenant shall hold over beyond the Termination Date with the consent of Landlord, such holding over shall be construed to be a month-to-month tenancy, terminable by either party at the end of the month following at least thirty (30) days' written notice, and shall be subject to all the terms and conditions of this Lease (so far as same are applicable to a month-to-month tenancy) except Paragraph 1(i) of the Lease shall be amended to redefine Base Rent as the amount, payable monthly, in advance, equal to the greater of (a) one hundred fifty percent (150%) of the monthly installment of Base Rent or (b) the then prevailing market rental rate for the Building.

        39.     [Intentionally Omitted]

        40. ACCORD AND SATISFACTION. Payment by Tenant or receipt by Landlord of a lesser amount than that stipulated herein for Rent shall, at the option of Landlord, be deemed to be on account of the earliest stipulated Rent then due. No endorsement or statement on a check or letter accompanying any check or payment shall be deemed an accord and satisfaction; Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Rent or to pursue any other remedy in this Lease or at law.

        41. ATTORNEYS' FEES. In the event that Landlord should bring suit for possession of the Premises, for recovery of Rent, or because of the breach of any provision of this Lease, or in the event that Tenant shall bring any action for against Landlord arising out of this Lease, then all costs and expenses, including reasonable attorneys' fees, incurred by the prevailing party therein shall be paid by the other party.

        42. FEES OR COMMISSIONS. The parties, warrant and represent that to the best of their knowledge, other than the Broker defined at Paragraph 1(v) hereof, there are no claims for broker's commissions or finder's fees in connection with this Lease, and the misrepresenting party agrees to indemnify and hold the other harmless from any liability which arises from any such claim.

Notwithstanding anything to the contrary, Landlord is responsible for the broker's commissions or finder's fees in connection with this Lease in accordance with Paragraph 1(v).

        43. BUILDING NAME; RELATIONSHIP. Tenant shall not use the name of the Building for any purpose other than as the address of the business or profession to be conducted by Tenant in the Premises. Nothing contained in this Lease shall be deemed to create any relationship other then that of Landlord and Tenant. Landlord reserves the right to change the name of the Building without the consent of Tenant and without incurring any liability to Tenant therefor.

        44. PARTIAL INVALIDITY. If any provision of this Lease shall be held void or invalid, the remainder of this Lease shall not be affected thereby, and each provision of this Lease shall be valid and enforced to the fullest extent permitted by law.

        45. NOTICES. Every notice to be given under this Lease shall be in writing and shall be sent by Certified or Registered Mail, postage prepaid, return receipt requested, or by overnight courier, and shall be addressed: (a) if to Landlord, to Landlord's Mailing Address, Attention: "Vice President - Operations", and (b) if to Tenant, to Tenant's Mailing Address. Notice same shall be deemed given when received or refused by the addressee. Either party may designate, by written notice to the other party, any other address for notice purposes. Either party hereto may give the other notice of the need for emergency repairs by telephone or fax, provided such notice is promptly confirmed in writing, as set forth above.

        46. TIME OF ESSENCE. Time is of the essence with respect to the performance of every provision of this Lease.

        47.     ENTIRE AGREEMENT; MISCELLANEOUS.

                (a) This Lease, the exhibits and addenda, if any, attached hereto, contain all of the agreements and understandings between the parties.

                (b) All prior conversations or writings between the parties hereto or their representatives are merged herein.

                (c) This Lease shall not be modified except in writing signed by both parties.

                (d) The submission of this Lease to Tenant prior to Landlord's execution shall be deemed solely for Tenant's consideration. Such submissions shall have no binding force or effect, shall not constitute an option for the leasing of the Premises by Tenant and shall not confer any rights or impose any obligations upon either party.

                (e) Any exhibit incorporated into this Lease which is inconsistent with any printed provision of this Lease shall supersede such printed provision only to the extent of such inconsistency.

                (f) The captions appearing herein are not intended to define, limit, or describe the intent of any paragraph.

                (g) Tenant agrees that Landlord may submit a copy of this Lease to its lender without obtaining the prior consent of Tenant.

        48. CORPORATE TENANT. The persons executing this Lease warrant that, if signing on behalf of a corporation, such corporation is duly organized or qualified (if foreign) under the laws of, and is authorized to do business in, the state where the Building is located, and that each such person executing this Lease is authorized to sign and execute this Lease.

        49. SUCCESSORS AND ASSIGNS. Except as otherwise provided in this Lease, all of the conditions, covenants, and agreements of this Lease shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns. Each provision of this Lease to be performed by Tenant shall be construed as both a covenant and a condition, and if Tenant shall be comprised of more than one individual and/or entity, they shall all be bound, jointly and severally, by the provisions of this Lease.

        50. ANNUAL FINANCIAL STATEMENT. Tenant agrees to submit to Landlord within fifteen (15) days of each anniversary of the Commencement Date of this Lease, a statement setting forth the financial condition of Tenant, and of Tenant's Guarantor, if applicable. Said statement shall be certified by an independent certified public accountant.

        51.     [Intentionally Omitted].

        52. HAZARDOUS MATERIAL. Neither party shall cause or permit any Hazardous Material, as defined below, to be brought upon, kept, stored, utilized, disposed of or used in the Building. This restriction shall survive the termination or expiration of this Lease. The party causing or permitting the presence of Hazardous Material on the Premises and resulting in contamination of the Premises or the Building, shall indemnify, defend and hold the other party harmless from all claims, judgments, damages, penalties, fines, costs, liabilities or losses (including, without limitation, diminution in value of the Building, damages for the loss or restriction on use of rentable or usable space or of any amenity of the Building, damages arising from any adverse impact on marketing of space in the Building, and sums paid in settlement of claims, attorneys' fees, consultant fees and expert fees) which arise during or after the Term as a result of such contamination. This indemnification includes, without limitation, costs incurred in connection with any investigation of site conditions, and clean-up, remedial, removal or restoration work required by any federal, state or local governmental agency or political subdivision. If the Hazardous Material results in contamination of any part of the Building, the party causing such contamination shall promptly take all actions at its own expense as are necessary to remediate, provided that the other party's approval of such remedial action shall first be obtained.

        The term "Hazardous Material" shall include hazardous or toxic materials, wastes and substances which are defined, determined or identified as such pursuant to present and future federal, state or local laws, rules or regulations and judicial or administrative interpretation thereof. Standard cleaning and materials and office equipment supplies for use in the normal course of business shall not be deemed Hazardous Materials hereunder. Upon reasonable notice, Landlord and its agents shall have the right to inspect the Premises to determine whether Tenant is in compliance with this paragraph 52.

        53.     [Intentionally Omitted]

        54. PARKING AND ACCESS. Landlord agrees to provide parking for at least 4.0 passenger automobiles for each 1,000 square feet of RSF in the Premises on the Commencement Date for the non-exclusive use of Tenant, other occupants of the Building, and Tenant's invitees during the Term and any option terms exercised hereunder, without charge therefor to Tenant other than the Rent reserved hereunder.

        55. RIGHT TO TERMINATE AFTER 60TH MONTH OF TERM. Provided that Tenant is not in default under any of the conditions, covenants, or agreements of this Lease, Tenant shall have an option, exercisable by written notice to Landlord no longer than twelve (12) months nor fewer than six (6) months prior to the expiration of the 60th month of the Term to terminate this Lease. Said cancellation shall be effective as of the expiration of the 60th month of the Term on the condition that (a) Tenant pays the unamortized portion of all brokerage commissions and Tenant's Allowance paid by Landlord with respect to this Lease (using an interest rate of twelve percent (12%) per annum and a term of seven (7) calendar years), (b) Tenant pays all Rent and other sums due and owing by Tenant to Landlord up to and including the date that said cancellation is effective within twenty (20) days after said sums are demanded by Landlord; and (c) Tenant executes a written termination agreement in form and substance satisfactory to Landlord. Tenant agrees that it is liable for, and that said sums demanded shall include, Rent, utility charges, taxes and assessments, and Operating Expenses, the amount of which may have not yet been determined by Landlord as of the date Tenant cancels this Lease, but which Tenant shall remain liable for to the date of termination notwithstanding any such termination.

        56. RIGHT OF FIRST REFUSAL. Provided that no event of Default shall have occurred and be continuing beyond any applicable cure period, and subject to all prior existing rights and the following terms, in the event that during the term of this Lease Landlord receives a bona fide offer to lease any space in the Building contiguous to the Premises (hereinafter referred to as "Right of First Refusal Space"), Tenant shall have a right of first refusal to lease such Right of First Refusal Space, upon the same terms and conditions as are contained in any offer to lease such space that Landlord is willing to accept (the "Offer").

        Tenant shall exercise said right of first refusal by giving Landlord written notice thereof within ten (10) business days from the date that Tenant receives written notice from Landlord stating that the terms of such Offer. Tenant's failure to exercise said right of first refusal with respect to the Right of First Refusal Space in the manner aforesaid shall be deemed a waiver of said right of first refusal. In the event Tenant desires to lease the Right of First Refusal Space, Tenant shall execute a supplement in form and substance satisfactory to Landlord, confirming the leasing of the Right of First Refusal Space and setting forth the annual base rent payable for said Right of First Refusal Space, Tenant's Share applicable with respect thereto, and such other terms and conditions as Landlord may require. The Right of First Refusal Space shall be delivered to and leased by Tenant on the terms set forth in the Offer, and otherwise pursuant to and in accordance with the provisions of this Lease.

        In the event that Tenant shall fail to execute a supplement modifying this Lease as required hereby within thirty (30) days from the date Tenant exercises its right of first refusal for said Right of First Refusal Space, Landlord may execute said agreement on behalf of Tenant pursuant to a power of attorney granted hereby for that purpose.

        The right of first refusal provided for herein shall be exercisable by Tenant only and may not be assigned or transferred by operation of law or otherwise. Tenant may exercise said right of first refusal on the condition that it is not in default hereunder, and that Tenant has not sublet or assigned all or any part of the Premises.

        Notwithstanding anything to the contrary, this Right of First Refusal is subject and subordinate to existing right of first refusal or any other right of any other tenant in the Building to said Right of First Refusal Space.

        57.     EXTENSION OPTION.

        (a) Tenant shall have the option, exercisable by giving written notice (each, a "Renewal Notice") to Landlord not less than nine (9) months nor more than twelve (12) months prior to the expiration of the Initial Term or the first renewal term of this Lease (as the case may be), to renew and extend this Lease for two (2) consecutive five-year renewal terms, each on the same terms as this Lease except that the Base Rent shall be equal to the greater of (i) ninety five percent (95%) of the Market Rate (as defined below), or (ii) the last year of the Initial Term or the first renewal term of this Lease (as the case may be) plus a three percent (3%) increase. Tenant's exercise of any renewal option shall become irrevocable, subject to the parties' agreement on the Market Rate for such renewal term, upon Landlord's receipt of the Renewal Notice.

        (b) Within ten (10) business days after Landlord's receipt of the Renewal Notice, Landlord shall deliver to Tenant its determination of the Market Rate; and if Tenant agrees with Landlord's determination, Tenant shall execute an amendment and supplement to lease in form and substance reasonably satisfactory to Landlord and Tenant, confirming the extension of this Lease and setting forth the Base Rent payable during such renewal period. If Tenant disagrees, Landlord and Tenant shall meet and confer at a mutually agreeable time and place within thirty (30) days after Landlord's receipt of Tenant's notice of disagreement in order to reach an agreement concerning the Market Rate for the Premises for the applicable renewal term. If within sixty (60) days after receipt of the Renewal Notice, Landlord and Tenant are unable to agree on what Market Rate should be for the renewal term, the Market Rate for such renewal term shall be determined by the appraisal procedure described in subparagraph (c) below.

        (c) In the absence of an agreement between Landlord and Tenant on the Market Rate for any renewal period during the time period specified in subparagraph (b) above, within ninety (90) days after

Landlord's receipt of the Renewal Notice, Landlord and Tenant shall each appoint an appraiser to determine the Market Rate for such renewal period by giving written notice to the other party of the name, address and telephone number of their respective appraisers. Each appraiser must (i) be a commercial leasing broker for similar buildings in the Denver metropolitan area business district,
(ii) have at least ten years experience in commercial leasing brokerage in the Denver metropolitan area business district, and (iii) not be affiliated with Landlord or Tenant. The appraisers shall make their determination as to the Market Rate for the renewal period within thirty (30) days after their appointment. If the Market Rate determinations of the two appraisers vary from each other by no more than 5%, the Market Rate for the renewal term shall be the average of the two determinations. If the Market Rate determinations of the two appraisers vary by more than 5%, the appraisers shall promptly select a third appraiser who meets the qualifications set forth above. Such third appraiser shall make its determination as to the Market Rate, and the Market Rate for the renewal term shall be the average of the two appraisals which are closest to each other. Landlord and Tenant shall share the cost of the third appraiser, but shall each bear their own costs in connection with the appraiser that each selects. Landlord and Tenant agree to be bound by the Market Rate as determined in accordance with the appraisal procedure set forth herein.

        (d) The Market Rate for any renewal period determined by Landlord and Tenant pursuant to subparagraph (b) above or by the appraisers selected pursuant to subparagraph (c) above shall be based upon the following criteria:

                (i) There shall be taken into consideration the comparative rents of known lease agreements consummated within twelve (12) months prior to the applicable Renewal Notice for similar space in similar office buildings in the northern metropolitan Denver, Colorado area along the Interstate 25 and Interstate 36 corridors;

                (ii) The value of the Tenant Improvements installed and paid for by Tenant shall not be considered; and

                (iii) In determining the Market Rate for the Premises for the applicable renewal period, there shall be taken into account the comparative rents described in subparagraph (i) above, provided that appropriate adjustments shall be made by taking into account (1) differences in length of lease terms, (2) the location of the Building, (3) the floor level at which the Premises is located, (4) the age, quality and amenities of the Building, (5) tenant improvement allowances and free rent concessions given, and (6) current operating expenses and impositions (taxes) for the Building.

        The option provided for herein shall be exercisable by Tenant and Tenant's permitted assignee only and may not be assigned or transferred by operation of law or otherwise except to a permitted assignee as part of the assignment of this Lease. Tenant may exercise each such option on the condition that it is not in default under the Lease beyond any applicable cure periods, and that Tenant has not subleased or assigned all or part of the Premises in violation of the provisions of this Lease.

        58. SIGNAGE. Tenant may, at its sole cost and expense, provide a suitable identification sign for inclusion on the Building's monument sign located at the entrance to the Building on 84th Street, and for installation on the Building facade above the entrance to the Premises, in either case subject to and in accordance with Landlord's prior written approval, which shall not be unreasonably withheld (which may include approval of the design, style, color, engineering, location, methods of attachment and construction thereof. Tenant shall maintain any such sign(s) or other installation in good condition and repair. Other than such permitted sign(s), Tenant shall not place or install or suffer to be placed or installed or maintain any sign upon or outside the Premises or in or on the Building. Tenant shall not place or install or suffer to be placed or installed or maintained on the exterior of the Premises any awning, canopy, banner, flag, pennant, aerial, antenna of the like except as otherwise indicated in this Lease; nor shall Tenant place or maintain on the glass of any exterior window or door of the Premises any sign, decoration, lettering, advertising matter, shade or blind or other thing of any kind. Landlord shall have the right, with or without notice to Tenant, to remove any signs installed by Tenant in violation of this paragraph and to charge

Tenant for the cost of such removal and/or any repairs necessitated thereby, without liability to Tenant for such actions.

        59. SATELLITE DISHES. Subject to approval by Landlord of plans by Tenant, Tenant may erect up to two (2) satellite dishes on or near the Premises, at a cost of $300 per month per satellite dish, in a location approved by Landlord, to enable the Permitted Use. Said construction, installation and subsequent maintenance of the satellite dishes shall be at Tenant's sole risk and cost and in compliance with all applicable laws and ordinances. Tenant agrees to indemnify and hold harmless Landlord from any injury or damage to person or property, which may result from the erection or presence of such satellite dishes. If either or both satellite dishes are installed on the roof of the Premises or the Building, Tenant agrees to coordinate its work with Landlord's roofing contractor prior to the commencement of any such work in order to not void Landlord's roofing warranty. Subject to Landlord's approval, Tenant shall have reasonable access to relevant portions of the roof for the purpose of maintaining the satellite dishes.

        60. EMERGENCY POWER. Subject to approval by Landlord of plans by Tenant, Tenant may install a generator and diesel tank for supply of emergency electricity to the Premises in a portion of the parking area designated by Landlord. Said installation and subsequent maintenance of such generator and diesel tank shall be at Tenant's sole risk and cost and in compliance with all applicable laws and ordinances. Tenant agrees to indemnify and hold harmless Landlord from any injury or damage to person or property which may result from the installation or presence of such generator and diesel tank.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

        IN WITNESS WHEREOF, Landlord and Tenant have executed the Lease, in triplicate, as of the Date(s) set forth below their respective signatures hereto.


Signed and acknowledged in the     NORTH VALLEY TECH LLC, a Delaware limited
presence of:                       liability company

-----------------------------
First Witness as to Landlord       By:
                                        -----------------------------------
                                          David Schonberger, Vice President

-----------------------------
Second Witness as to Landlord                                      LANDLORD

                                             Date:
                                                   -----------------

Signed and acknowledged in the     WEBEX COMMUNICATIONS, INC.
presence of:


                                   By:
----------------------------       --------------------------------------
First Witness as to Tenant
                                   And:
                                       ----------------------------------
-----------------------------
Second Witness as to Tenant
                                                                     TENANT

                                             Date:
                                                   -----------------

               THIS LEASE MUST BE BOTH WITNESSED AND ACKNOWLEDGED

        THIS LEASE IS BEING FORWARDED FOR YOUR APPROVAL AND EXECUTION ON THE UNDERSTANDING THAT IT SHALL NOT BECOME EFFECTIVE UNTIL IT IS ACCEPTED BY LANDLORD AND ITS COUNSEL AND EXECUTED AND DELIVERED BY LANDLORD.

                                  EXHIBIT LIST

                    A        Floor Plan
                    B        Rules and Regulations
                    C        Landlord's Work

STATE OF NEW YORK     )
                      ) SS:
COUNTY OF NEW YORK    )


        BEFORE ME, A NOTARY PUBLIC in and for said County and State, personally appeared the above-named NORTH VALLEY TECH LLC, a Delaware limited liability company, by David Schonberger, its Vice President, personally known to me or who did furnish satisfactory identification, who being first duly sworn, did upon oath acknowledge that he did sign the foregoing instrument as such officer on behalf of said business trust and is duly authorized to do so, and that the same is the free act and deed of said business trust, and his free act and deed individually and as such officer.

        IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal this ________ day of ____________________________, 2000.


                                    ----------------------------------------
                                    Notary Public
                                    [Seal]
                                    My commission expires:
                                                          ------------------


STATE OF              )
                      )  SS:
COUNTY OF             )

        BEFORE ME, A NOTARY PUBLIC in and for said County and State, personally appeared the above-named WEBEX COMMUNICATIONS, INC., a Delaware corporation, by __________________________, its _______________________, and
___________________________, its _______________________, who acknowledged that they did sign the foregoing instrument and that the same is the free act and deed of said corporation, and their free act and deed personally and as such officers.

        IN TESTIMONY WHEREOF, I HAVE HEREUNTO SET my hand and official seal at _______________________,this _____ day of ________________, 1997.


                                    ----------------------------------------
                                    Notary Public

                                    EXHIBIT B

                              RULES AND REGULATIONS


        A. ADVERTISING AND SIGNS: Unless expressly permitted by Landlord, no sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed on any part of the outside or inside of the Building, except on the glass or panels of the doors of the Premises, and then only of subject matter and in such color, size, style and material as shall conform to the specifications of Landlord. Landlord reserves the right to remove all other signs or lettering without notice to Tenant, at the expense of Tenant. Any newspaper, magazine or other advertising done from the said Premises, or referring to the said Premises, which in the opinion of Landlord is objectionable shall be immediately discontinued upon notice from Landlord.

        B. BICYCLE AND ANIMALS: Except as provided in this Lease, no bicycle or other vehicle and no animal shall be brought or permitted to be in the Premises or the Building without the prior consent of Landlord.

        C. CLOSING AND LOCKING DOORS: Unless expressly permitted by Landlord, all doors to the Premises are to be kept closed at all times except while in actual use for entrance to or exit from such Premises. Tenant shall be responsible for the locking of doors and the closing of transoms in and to the Premises. Any damage resulting from neglect of this rule shall be paid by Tenant.

        D. MACHINERY: Landlord's written consent shall be first obtained for the use or installation of all types of office machinery, generally described as, but not limited to, machinery equipment, I.B.M. equipment, refrigeration equipment, heating equipment, air conditioning apparatus, and all other types of office machine equipment. This clause is not meant to refer to the use or installation of such equipment as standard adding machines and typewriters which are used on desks and similar office equipment.

        E. UNSIGHTLY PLACEMENT OF EQUIPMENT: Unless expressly permitted by Landlord, Tenant shall not place or allow anything to be against or near the glass of partitions or doors or windows of the Premises which may diminish the light in, or be unsightly from, halls or corridors.

        F. LOCKS: Unless expressly permitted by Landlord, no additional locks or similar devices shall be attached to any door and no keys other than those provided by Landlord shall be made for any door. If more than two keys for one lock are desired by Tenant, Landlord may provide the same upon payment by Tenant. Upon termination of this Lease or of Tenant's possession, Tenant shall surrender all keys of the Premises and shall explain to Landlord all combination locks on safes, cabinets and vaults.

        G. NOISES AND OTHER NUISANCES: Tenant shall not make or permit any noise or odor that is objectionable to Landlord or to other occupants of the Building to emanate from the Premises, and shall not create or maintain a nuisance therein, and shall not unreasonably disturb, solicit or canvass any occupant of the Building, and shall not do any act tending to injure the reputation of the Building.

        H. OBSTRUCTIONS: Unless expressly permitted by Landlord, Tenant shall not obstruct, or use for the storage or for any purpose other than ingress and egress, the sidewalks, entrances, passages, courts, corridors, vestibules, halls, elevators and stairways of the Building and no floor mats shall be placed in the corridors by Tenant.

        I. SAFES OR HEAVY ARTICLES: Tenant shall not overload any floor. Landlord may direct the routing and placement of safes and other heavy articles. Safes, furniture and all large articles shall be brought into the Premises or removed therefrom at such times and in such manner as Landlord shall direct and at Tenant's sole risk and responsibility.

        J. TELEPHONE AND TELEGRAPH: No electric wires, telephones, telegraphs, telegraph call boxes, antennas, aerial wires or other electrical equipment or apparatus shall be installed inside or outside of the Building without approval of Landlord.

        K. NIGHT ENTRY: All persons desiring to enter or leave the Building between the hours of 6:00 p.m. and 7:00 a.m. from Monday to Friday, inclusive, and on all legal holidays, and from 1:00 p.m. on Saturday to 7:00 a.m. on the following Monday, may be required to identify themselves by registration and/or by other means satisfactory to Landlord and to establish to the satisfaction of Landlord their right to enter or leave the Building.

        L. SOLICITORS: Landlord reserves the right, but shall not be held obligated, to exclude or eject from the Building any or all solicitors, canvassers or peddlers, and any other class of persons and individuals who conduct themselves in such a manner as in the judgment of Landlord constitutes an annoyance to any tenants of the Building or an interference with Landlord's operation of the Building, or who are otherwise undesirable. Tenant shall cooperate with Landlord in preventing soliciting and peddling in the Building.

        M. LIGHT FOR CLEANING: Tenant, at its expense, shall provide artificial light and electric current for any cleaning, repairs, alterations or other services in the Premises.

        N. APPLICATION FOR SERVICES: Tenant shall make application at the office of the Building for all cleaning, repairing, alteration or special services. Employees of Landlord shall not perform any work or do anything outside of the regular duties unless under special instruction from Landlord.

        O. WINDOWS AND PROJECTIONS: Nothing shall be affixed to or projected beyond the outside of the Building by Tenant without the proper written consent of Landlord. If Tenant desires, and Landlord permits, blinds, shades, awnings, or other form of outside or inside window covering, ventilating equipment or similar devices, they shall be furnished and installed at the expense of Tenant and must be of such shape, color, material and make as are approved by Landlord. Tenant shall not place or permit to be placed any article of any kind on the window ledges or elsewhere on the exterior walls, and shall not throw or drop or permit to be thrown or dropped any article from any window of the Building.

        P. WEAPONS: Tenant shall not permit its employees, contractors, or any other person under its control to bring into the Building any firearm or weapon without first obtaining the written consent of Landlord.

        Q. ADDITIONAL RULES: Landlord reserves the right to make such other and further rules and regulations as in its judgment may from time to time be needed or desired for the safety, care and cleanliness of the Premises and the Building and for the preservation of good order therein, but shall not impair the use and enjoyment of the Premises under the other terms and provisions of the within Lease.

                                    EXHIBIT C

                                 LANDLORD'S WORK


1. Landlord agrees to reinforce portions of the existing floor infill area as reasonably designated by Tenant at its sole cost and expense to achieve a live loading capacity of 120 pounds per square foot , pursuant to and in accordance with the provisions of paragraph 3 hereof (collectively, the "Landlord Floor Work").

2. Landlord agrees to erect a wall at its sole cost and expense in the southwest corner of the infill area; said area shall be accessed from the outside by means of a door and metal stair.

3. Landlord agrees to maintain the existence of the present utility corridor located to west of the Premises throughout the Term at no cost to Tenant.